Page 1 Keefe, Bruyette & Woods 15 th Annual Community Bank Investor Conference New York City, NY July 29-30, 2014 Exhibit 99.1

First Interstate BancSystem
Safe Harbor

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about revenues, income from the origination and sale of loans, net interest margin, quarterly provisions for loan losses, non-interest expense, loan growth, non-performing assets and net charge-off of loans, the benefits of the business combination transaction involving First Interstate BancSystem, Inc. (FIBK) and Mountain West Financial Corp (MTWF), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following:  the factors described in our Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”), including under the sections entitled “Risk Factors,” the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which FIBK and MTWF operate; the ability to promptly and effectively integrate the businesses of FIBK and MTWF; the reaction of the companies’ customers, employees and counterparties to the transaction; and the diversion of management time on merger-related issues. The risk factors described in Forms 10-K are not necessarily all of the important factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statement contained in this presentation. Other unknown or unpredictable factors also could affect our results.
All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.
Additional Information About the Merger and Where to Find it
FIBK intends to file with the SEC a proxy statement/prospectus and other relevant materials in connection with the merger, including the definitive merger agreement.  The proxy statement/prospectus will be mailed to the shareholders of MTWF.  Investors are urged to read the proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about MTWF, FIBK and the merger.
The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by FIBK with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors may obtain free copies of the documents filed by FIBK with the SEC by contacting Amy Anderson, First Interstate BancSystem, Inc., 401 N. 31st Street, Billings, MT, 59101; telephone 406-255-5390.

First Interstate BancSystem
Long Term History with Solid Performance

Company Snap Shot
Headquartered in Billings, MT with 74 branches across
Montana, Wyoming and western South Dakota
Total Assets of $7.7 Billion
Total Loans of $4.5 Billion
Regional bank offering retail and commercial banking,
along with wealth management, cash management, credit
card and mortgage services
NASDAQ:  FIBK
Market Cap: $1.2B
Company Performance
2013 record earnings with net income of $86.1 million, or
$1.96 per share.
Q2 2014 net income to common shareholders of $21.1
million, earnings per share of $.47
Increased dividend per share to $.16
Continued improvement in credit quality trends

First Interstate Bank

MONTANA
WYOMING
SOUTH DAKOTA
Great Falls
Miles City
Colstrip
Billings
Hardin
Lame Deer
Sheridan
Buffalo
Gillette
Belle Fourche
Spearfish
Sturgis
New Underwood
Wall
Hill City
Custer
Hot Springs
Edgemont
Riverton
Lander
Laramie
Cheyenne
Our Territory

First Interstate BancSystem
Impressive Market Shares
Ranked #2 by market share in Montana and Wyoming, and #2 in the western South Dakota markets we serve.
-Data Per SNL Financial
(June 30, 2013)
MSAs Market Share
Billings, MT 26%
Missoula, MT 31%
Casper, WY 27%
Rapid City, SD 20%
Jackson, WY-ID 16%
Gillette, WY 29%
Sheridan, WY 42%
Kalispell, MT 15%
Great Falls, MT 19%
Laramie, WY 52%
Bozeman, MT 12%
Riverton, WY 35%
Spearfish, SD 32%
Cheyenne, WY 11%
Helena, MT 6%

South
Dakota
Wyoming
Montana
50%
38%
12%
Allocation of $6.2 Billion in Deposits Allocation of $6.2 Billion in Deposits
(As of 6/30/2014
)

First Interstate BancSystem
Diversified Industries
Agriculture
Cattle
Crops

Energy
Oil and Natural Gas
Greater Williston Basin Area
Bakken formation
Powder River Basin
Coal
MT Ranked #1 and WY ranked #3 in demonstrated Coal Reserves
WY Ranked #1 in Production
Wind
MT, WY and SD in the top 10 for potential wind energy development
MT has the fastest national growth rate for wind energy

South
Regina
Bakken Shale
Missouri
Bakken Potential
MONTANA
326 Miles
Williston Basin

First Interstate BancSystem Influence of the Bakken Oil Field Page 7 North Dakota South Dakota Wyoming Canada Billings is the nearest trade area to the Bakken Oil Fields

First Interstate BancSystem
Tourism
Glacier National Park, MT
Yellowstone National Park, WY
Major National Parks
Summer/Winter Opportunities
Mount Rushmore, SD

Healthcare
Aging population base
Regional healthcare centers
Veterans Administration healthcare
Military /Government
Ellsworth Air Force Base, SD
Malmstrom Air Force Base, MT
F.E. Warren Air Force Base, WY
B1B Lancer,
Ellsworth Air Force Base
First Interstate BancSystem

First Interstate BancSystem
Stable Employment

MT 4.5%, Ranked 11th WY 4%, Ranked 6th
SD 3.8%, Ranked 5th
0%  to 4%
Best 5 Sates
4% to 6%
North Dakota 2.7%
6% to 8%
2 Nebraska 3.5%
8% to 10%
3 Utah 3.5%
10% or more
4 Vermont 3.5%
5 South Dakota 3.8%
Worst 5 States
50 Mississippi 7.9%
49 Nevada 7.7%
48 Michigan 7.5%
47 Kentucky 7.4%
46 Georgia 7.4%
Source: Bureau of Labour Statistics
Data as of: 6/30/2014
1

First Interstate BancSystem Page 10 Balance Sheet Asset Quality Trends and Earnings First Interstate BancSystem

First Interstate BancSystem

Diversified Loan Portfolio
$4.5 Billion in Loans $4.5 Billion in Loans
Commercial
RE
32.5%
Construction
RE
8.0%
Residential RE
19.9%
Agriculture RE
3.6%
RE Held for
Sale
1.3%
Consumer
15.7%
Commercial
16.1%
Agricultural
2.9%
As of 6/30/2014)
(
Q2 loan growth of $142 million or 3.2%
over last quarter, 4.9% over June 30, 2013
Positive economic indicators
Increased Construction activity
Increased Commercial demand
Strong indirect lending network
Strengthening loan pipeline
Disciplined credit practices
In-house limit of $15 Million
Credit Opportunities

Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

First Interstate BancSystem
Investment Portfolio

Investment Portfolio
$2.1 Billion
0%
20%
40%
60%
80%
100%
120%
Other Municipal MBS CMO's Agencies
Effective Duration of the
portfolio is 3.1 years
Average yield of the
portfolio is 1.73% (as of
6/30/14)
Strategy:  Maintain short
duration with minimal
credit risk and an
emphasis on stable cash
flows and extension risk
mitigation.

First Interstate BancSystem
Strong Core Deposit Base

(as of 6/30/2014)
Low Cost of Funds
Q2 2014 - 0.27%
Demand Non-
Interest
Bearing
Demand
Interest
Bearing
Savings
Time Other
CDs >100k
24%
30%
8%
27%
11%
$6.2 Billion in Deposits

First Interstate BancSystem
Strong Non-Interest Income Revenue Streams

Non-Interest Income
Wealth Management
AUM - $4+ Billion and growing
Bakken influence creating wealth
Wealth advisors positioned across our
footprint
Mortgage Lending
Strong purchase activity, particularly in
eastern Montana, our largest market
Ability to expand our market share
Seeing a more traditional residential real
estate cycle
Credit Card Activity
Focused strategy to increase business
card usage
Local reward program attracts personal
card usage
Home Loans
24%
Service
Charges
15%
Other
Income
7%
31% of Total Revenue
Wealth
Management
17%
Other Service Charges,
Commissions and Fees
37%
(Q2 2014)

Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

First Interstate BancSystem
Earnings Improvement

$33,984
$27,863 $27,904
$30,378
$0
$4,000
$8,000
$12,000
$16,000
$20,000
$24,000
$28,000
$32,000
$36,000
Mortgage Revenue Impact
Stable Pre-Tax, Pre-Provision Earnings
$0.54
$0.47
$0.48
$0.47
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
Diluted Earnings Per Share
(in thousands)

First Interstate BancSystem
Strong Capital Ratios

* Redemption of $50 M Preferred Stock
Deploying capital to
maximize
shareholder return
Strong dividend
Stock repurchase plan
Mergers & Acquisitions
Mountain West
acquisition set to close
July 31, 2014
16.69%
15.02%
8.72%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
Total Risk Based Capital Tier 1 Risk Based Capital Tangible Common to Tangible Assets

Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

First Interstate BancSystem
Improved Earnings Ratios

1.12%
0.00%
0.30%
0.60%
0.90%
1.20%
Annualized Return on Average Assets
10.18%
0.00%
3.00%
6.00%
9.00%
12.00%
Annualized Return on Average Common Equity

Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

First Interstate BancSystem
Improving Credit  Quality Trends

(In millions)
70% reduction since peak in mid-2012
Earnings Improvement
driven by Improved Credit
Metrics
1.27% of Total Assets
$97
$-
$50
$100
$150
$200
Non-
$81
$-
$40
$80
$120
$160
Non-Performing Loans
$16
$-
$10
$20
$30
$40
$50
$60
OREO
Performing Assets

First Interstate BancSystem Page 19 First Interstate BancSystem Merger with Mountain West Financial Corp. Announced February 10, 2014 First Interstate BancSystem

First Interstate BancSystem
Transaction Highlights

Compelling
Strategic
Fit
Low Execution Risk
Enhances Shareholder
Value
Creates the #1 deposit market share franchise in the state of Montana
Meaningfully expands Helena presence while creating consolidation opportunities in other market areas
Adds scale within existing footprint with no anticipated divestiture required
Adds strong customer base and talented people to FIBK organization
Comprehensive due diligence process completed
Knowledge of market area and similar business lines
Thoughtful and conservative approach to financial modeling
Meaningful cost savings opportunities
Immediately accretive to FIBK’s EPS
Modest dilution to tangible book value recaptured in approximately three years
Anticipated IRR > 15%

Colville
Glacier N.P.
Blackfeet I.R.
Cut Bank
Malta
Fort Peck I.R.
Bottineau
Stanley
Glasgow
Fort Belknap I.R.
Charles M. Russell National Wildlife Refuge
Spokane
Spokane Valley
Choteau
Bob Marshall Wilderness
Flathead I.R.
MONTANA
Glendive
Grassland
Bismarck
Orofino
Nez Perce I.R.
Hettinger
Forsyth
Standing Rock Indian Reservation
Frank Church River of No Return Wilderness Area
Crow I.R.
Cheyenne River Indian Agency
Yellowstone N.P.
Thunder Basin National Grassland
Grand Teton
Washakie Wilderness
Pine Ridge I.R.
Martin
Rosebud I.R.
Valentine
Oglala National Grassland
Rock Springs
NEBRASKA

First Interstate BancSystem
Pro Forma Branch Map

FIBK     (76)
MTWF  (13)
1) Deposit data as of June 30, 2013
Source: SNL Financial; FDIC
Helena
Great
Falls
Missoula
Bozeman
Kalispell
Whitefish
Recently announced consolidation of 8 Mountain West branches
0.25
0.5
1
5
Branch Proximity Analysis¹
Distance from Number of Total MTWF % of
FIBK Branch MTWF Deposits Total
(mi.) Branches ($000s) Deposits
4 40,005 7.6
7 100,911 19.1
10 479,344 90.6
13 528,963 100.0
First Interstate BancSystem

First Interstate BancSystem
Top Market Share in Montana

Note: Deposit data as of June 30, 2013
Source: SNL Financial; FDIC
Pro forma FIBK market share in the Helena area increases from #6 ($70 million in deposits) to #1 ($317 million in deposits)
Pro forma FIBK market share in the Great Falls area increases from #3 ($258 million in deposits) to #1 ($397 million in deposits)
Total Deposits Deposit
Number of in Market Market Share
Rank Institution (St.) Branches ($mm) (%)
1 PRO FORMA 51 3,550.5 17.9
1 Glacier Bancorp Inc. (MT) 52 3,111.3 15.6
2 First Interstate BancSystem (MT) 38 3,021.5 15.2
3 Wells Fargo & Co. (CA) 44 2,371.3 11.9
4 U.S. Bancorp (MN) 25 2,218.1 11.2
5 Stockman Financial Corp. (MT) 31 1,815.7 9.1
6 Mountain West Financial Corp. (MT) 13 529.0 2.7
7 Inter-Mountain Bancorp. Inc. (MT) 8 519.8 2.6
8 Eagle Bancorp Montana, Inc. (MT) 13 418.3 2.1
9 Montana Security Inc. (MT) 5 397.8 2.0
10 Heartland Financial USA Inc. (IA) 10 367.7 1.8
Total in Market 402 $19,884

First Interstate BancSystem
Summary of Deal Terms

Consideration
0.2552 FIBK shares of Class A Common Stock and $7.125 in cash in exchange for each MTWF share
Outstanding and unexercised MTWF options will be cashed out at closing
Valuation
Based on FIBK closing stock price on February 10, 2014 of $24.77, per share value to MTWF of $13.45 or $72.8 million in the aggregate in exchange for all
MTWF shareholder and optionholders
~124% of MTWF Tangible Book Value Per Share
~20x LTM EPS (excluding cost savings)
Approximately 47% stock, 53% cash consideration mix
Post-Merger Economic
Ownership
97.0% FIBK/3.0% MTWF
Anticipated Closing
July 31, 2014
Selected Closing
Conditions
Customary regulatory approvals received
MTWF shareholder approval received

First Interstate BancSystem
Summary Financial Assumptions and Impact

Cost Savings Approximately 35% of MTWF noninterest expense base
One-time Deal Costs
Approximately $7.2 million pretax
Fair Market Value and
Accounting
Adjustments
Loan portfolio mark-to-market
~4.4% of gross loans
Core Deposit Intangible
1.50% amortized over 7 years
Fixed asset write-down of $10 to $11 million
Debt Redemption
$19.8 million Trust Preferred redeemed at closing at par
Impact to FIBK Shareholders
2015e EPS
6% to 7% EPS accretion (100% phase-in of cost savings)
TBVPS Impact
~3% dilutive to tangible book value per share at closing
Approximately 3 year earn-back
Internal Rate of Return
>15%

Why invest in First Interstate BancSystem?
Long Track Record of Profitability
Leading Market Positions
Attractive and Healthy Footprint
Improving Credit Metrics
Low-Cost Core Deposit Base
Growth Opportunities
Increasing Shareholder Returns
First Interstate BancSystem